UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2012

HUDSON VALLEY HOLDING CORP.

(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 Scarsdale Road, Yonkers, New York	10707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 961-6100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure

Hudson Valley Holding Corp. (the “Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. The Company is not undertaking to update this presentation.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information furnished herewith (including Exhibit 99.1).

Item 8.01 Other Events

On June 5, 2012 Hudson Valley Holding Corp., announced plans to participate in the 2012 Macquarie Financials Conference in New York City.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Slide presentation to be utilized for Macquarie Financials Conference and various Investor Relations presentations.

99.2	Press Release dated June 5, 2012 announcing Hudson Valley Holding Corp to present at Macquarie Financials Conference.

The press release in Item 9.01 as Exhibit 99.2 shall be considered “furnished” but not “filed” for purpose of the Securities and Exchange Act of 1934, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

June 5, 2012	By:	/s/ Stephen R. Brown
Name: Stephen R. Brown
Title: President & Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Slide presentation to be utilized for Macquarie Financials Conference and various Investor Relations presentations.

99.2	Press Release of the Company dated June 5, 2012 reporting Hudson Valley Holding Corp to present Macquarie Financials Conference.